                                                                    EXHIBIT 8(b)

                               SERVICES AGREEMENT

     AGREEMENT made as of the 17th day of April, 1995, and amended as of June 22, 1998, by and between Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation (herein referred to as "MSDW Advisors"), and Morgan Stanley Dean Witter Services Company Inc., a Delaware corporation (herein referred to as "MSDW Services").

     WHEREAS, MSDW Advisors has entered into separate agreements (each such agreement being herein referred to as an "Investment Management Agreement") with certain investment companies as set forth on Schedule A (each such investment company being herein referred to as a "Fund" and, collectively, as the "Funds") pursuant to which MSDW Advisors is to perform, or supervise the performance of, among other services, administrative services for the Funds (and, in the case of Funds with multiple portfolios, the Series or Portfolios of the Funds (such Series and Portfolio being herein individually referred to as "a Series" and, collectively, as "the Series"));

     WHEREAS, MSDW Advisors desires to retain MSDW Services to perform the administrative services as described below; and

     WHEREAS, MSDW Services desires to be retained by MSDW Advisors to perform such administrative services:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. MSDW Services agrees to provide administrative services to each Fund as hereinafter set forth. Without limiting the generality of the foregoing, MSDW Services shall (i) administer the Fund's business affairs and supervise the overall day-to-day operations of the Fund (other than rendering investment advice); (ii) provide the Fund with full administrative services, including the maintenance of certain books and records, such as journals, ledger accounts and other records required under the Investment Company Act of 1940, as amended (the "Act"), the notification to the Fund and MSDW Advisors of available funds for investment, the reconciliation of account information and balances among the Fund's custodian, transfer agent and dividend disbursing agent and MSDW Advisors, and the calculation of the net asset value of the Fund's shares; (iii) provide the Fund with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Fund; (iv) oversee the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent, as well as accounting, auditing and other services; (v) provide the Fund with adequate general office space and facilities; (vi) assist in the preparation and the printing of the periodic updating of the Fund's registration statement and prospectus (and, in the case of an open-end Fund, the statement of additional information), tax returns, proxy statements, and reports to its shareholders and the Securities and Exchange Commission; and (vii) monitor the compliance of the Fund's investment policies and restrictions.

     In the event that MSDW Advisors enters into an Investment Management Agreement with another investment company, and wishes to retain MSDW Services to perform administrative services hereunder, it shall notify MSDW Services in writing. If MSDW Services is willing to render such services, it shall notify MSDW Advisors in writing, whereupon such other Fund shall become a Fund as defined herein.

     2. MSDW Services shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of MSDW Services shall be deemed to include officers of MSDW Services and persons employed or otherwise retained by MSDW Services (including officers and employees of MSDW Advisors, with the consent of MSDW Advisors) to furnish services, statistical and other factual data, information with respect to technical and scientific developments, and such other information, advice and assistance as MSDW Services may desire. MSDW Services shall maintain each Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, MSDW Services shall surrender to MSDW Advisors or to the Fund such of the books and records so requested.

     3. MSDW Advisors will, from time to time, furnish or otherwise make available to MSDW Services such financial reports, proxy statements and other information relating to the business and affairs of the Fund as MSDW Services may reasonably require in order to discharge its duties and obligations to the Fund under this Agreement or to comply with any applicable law and regulation or request of the Board of Directors/Trustees of the Fund.

     4. For the services to be rendered, the facilities furnished, and the expenses assumed by MSDW Services, MSDW Advisors shall pay to MSDW Services monthly compensation calculated daily (in the case of an open-end Fund) or weekly (in the case of a closed-end Fund) by applying the annual rate or rates set forth on Schedule B to the net assets of each Fund. Except as hereinafter set forth, (i) in the case of an open-end Fund, compensation under this Agreement shall be calculated by applying 1/365th of the annual rate or rates to the Fund's or the Series' daily net assets determined as of the close of business on that day or the last previous business day and (ii) in the case of a closed-end Fund, compensation under this Agreement shall be calculated by applying the annual rate or rates to the Fund's average weekly net assets determined as of the close of the last business day of each week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth on Schedule B. Subject to the provisions of paragraph 5 hereof, payment of MSDW Services' compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 5 hereof.

     5. In the event the operating expenses of any open-end Fund and/or any Series thereof, or of InterCapital Income Securities Inc., including amounts payable to MSDW Advisors pursuant to the Investment Management Agreement, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund and/or any Series thereof imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, or, in the case of InterCapital Income Securities Inc. or Morgan Stanley Dean Witter Variable Investment Series or any Series thereof, the expense limitation specified in the Fund's Investment Management Agreement, the fee payable hereunder shall be reduced on a pro rata basis in the same proportion as the fee payable by the Fund under the Investment Management Agreement is reduced.

     6. MSDW Services shall bear the cost of rendering the administrative services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund employed by MSDW Services, and such clerical help and bookkeeping services as MSDW Services shall reasonably require in performing its duties hereunder.

     7. MSDW Services will use its best efforts in the performance of administrative activities on behalf of each Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, MSDW Services shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by MSDW Services or for any losses sustained by the Fund or its investors. It is understood that, subject to the terms and conditions of the Investment Management Agreement between each Fund and MSDW Advisors, MSDW Advisors shall retain ultimate responsibility for all services to be performed hereunder by MSDW Services. MSDW Services shall indemnify MSDW Advisors and hold it harmless from any liability that MSDW Advisors may incur arising out of any act or failure to act by MSDW Services in carrying out its responsibilities hereunder.

     8. It is understood that any of the shareholders, Directors/Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, MSDW Services, and in any person controlling, controlled by or under common control with MSDW Services, and that MSDW Services and any person controlling, controlled by or under common control with MSDW Services may have an interest in the Fund. It is also understood that MSDW Services and any affiliated persons thereof or any persons controlling, controlled by or under common control with MSDW Services have and may have advisory, management, administration service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting.

     9. This Agreement shall continue until April 30, 1999, and thereafter shall continue automatically for successive periods of one year unless terminated by either party by written notice delivered to the other party within 30 days of the expiration of the then-existing period. Notwithstanding the foregoing, this Agreement may be terminated at any time, by either party on 30 days' written notice delivered to the other party. In the event that the Investment Management Agreement between any Fund and MSDW Advisors is terminated, this Agreement will automatically terminate with respect to such Fund.

     10. This Agreement may be amended or modified by the parties in any manner by written agreement executed by each of the parties hereto.

     11. This Agreement may be assigned by either party with the written consent of the other party.

     12. This Agreement shall be construed and interpreted in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement, as amended, on June 22, 1998 in New York, New York.

                                          MORGAN STANLEY DEAN WITTER
                                          ADVISORS INC.

                                          By:

                                            ------------------------------------

Attest:

--------------------------------------

                                          MORGAN STANLEY DEAN WITTER SERVICES
                                          COMPANY INC.

                                          By:

                                            ------------------------------------

Attest:

--------------------------------------

                                   SCHEDULE A

                        MORGAN STANLEY DEAN WITTER FUNDS

                         AS AMENDED AS OF JUNE 25, 1999

                                OPEN-END FUNDS

 1.   Active Assets California Tax-Free Trust
 2.   Active Assets Government Securities Trust
 3.   Active Assets Money Trust
 4.   Active Assets Tax-Free Trust
 5.   Morgan Stanley Dean Witter Aggressive Equity Fund
 6.   Morgan Stanley Dean Witter American Opportunities Fund
 7.   Morgan Stanley Dean Witter Balanced Growth Fund
 8.   Morgan Stanley Dean Witter Balanced Income Fund
 9.   Morgan Stanley Dean Witter California Tax-Free Daily Income
      Trust
10.   Morgan Stanley Dean Witter California Tax-Free Income Fund
11.   Morgan Stanley Dean Witter Capital Growth Securities
12.   Morgan Stanley Dean Witter Competitive Edge Fund, "Best
      Ideas" Portfolio
13.   Morgan Stanley Dean Witter Convertible Securities Trust
14.   Morgan Stanley Dean Witter Developing Growth Securities
      Trust
15.   Morgan Stanley Dean Witter Diversified Income Trust
16.   Morgan Stanley Dean Witter Dividend Growth Securities Inc.
17.   Morgan Stanley Dean Witter Equity Fund
18.   Morgan Stanley Dean Witter European Growth Fund Inc.
19.   Morgan Stanley Dean Witter Federal Securities Trust
20.   Morgan Stanley Dean Witter Financial Services Trust
21.   Morgan Stanley Dean Witter Fund of Funds

       (i)      Domestic Portfolio
       (ii)     International Portfolio

22.   Morgan Stanley Dean Witter Global Dividend Growth Securities
23.   Morgan Stanley Dean Witter Global Utilities Fund
24.   Morgan Stanley Dean Witter Growth Fund
25.   Morgan Stanley Dean Witter Hawaii Municipal Trust
26.   Morgan Stanley Dean Witter Health Sciences Trust
27.   Morgan Stanley Dean Witter High Yield Securities Inc.
28.   Morgan Stanley Dean Witter Income Builder Fund
29.   Morgan Stanley Dean Witter Information Fund
30.   Morgan Stanley Dean Witter Intermediate Income Securities
31.   Morgan Stanley Dean Witter International Fund
32.   Morgan Stanley Dean Witter International SmallCap Fund
33.   Morgan Stanley Dean Witter Japan Fund
34.   Morgan Stanley Dean Witter Latin American Growth Fund
35.   Morgan Stanley Dean Witter Limited Term Municipal Trust
36.   Morgan Stanley Dean Witter Liquid Asset Fund Inc.
37.   Morgan Stanley Dean Witter Managers Focus Fund
38.   Morgan Stanley Dean Witter Market Leader Trust
39.   Morgan Stanley Dean Witter Mid-Cap Dividend Growth
      Securities
40.   Morgan Stanley Dean Witter Mid-Cap Equity Trust
41.   Morgan Stanley Dean Witter Multi-State Municipal Series
      Trust
42.   Morgan Stanley Dean Witter Natural Resource Development
      Securities Inc.

43.   Morgan Stanley Dean Witter New York Municipal Money Market
      Trust
44.   Morgan Stanley Dean Witter New York Tax-Free Income Fund
45.   Morgan Stanley Dean Witter North American Government Income
      Trust
46.   Morgan Stanley Dean Witter Pacific Growth Fund Inc.
47.   Morgan Stanley Dean Witter Precious Metals and Minerals
      Trust
48.   Morgan Stanley Dean Witter Real Estate Fund
49.   Morgan Stanley Dean Witter Select Dimensions Investment
      Series

       (i)      American Opportunities Portfolio
       (ii)     Balanced Growth Portfolio
       (iii)    Developing Growth Portfolio
       (iv)     Diversified Income Portfolio
       (v)      Dividend Growth Portfolio
       (vi)     Emerging Markets Portfolio
       (vii)    Global Equity Portfolio
       (viii)   Growth Portfolio
       (ix)     Mid-Cap Growth Portfolio
       (x)      Money Market Portfolio
       (xi)     North American Government Securities Portfolio
       (xii)    Utilities Portfolio
       (xiii)   Value-Added Market Portfolio

50.   Morgan Stanley Dean Witter Select Municipal Reinvestment
      Fund
51.   Morgan Stanley Dean Witter Short-Term Bond Fund
52.   Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
53.   Morgan Stanley Dean Witter Small Cap Growth Fund
54.   Morgan Stanley Dean Witter Special Value Fund
55.   Morgan Stanley Dean Witter Strategist Fund
56.   Morgan Stanley Dean Witter S&P 500 Index Fund
57.   Morgan Stanley Dean Witter S&P 500 Select Fund
58.   Morgan Stanley Dean Witter Tax-Exempt Securities Trust
59.   Morgan Stanley Dean Witter Tax-Free Daily Income Trust
60.   Morgan Stanley Dean Witter Total Return Trust
61.   Morgan Stanley Dean Witter U.S. Government Securities Trust
62.   Morgan Stanley Dean Witter U.S. Government Money Market
      Trust
63.   Morgan Stanley Dean Witter Utilities Fund
64.   Morgan Stanley Dean Witter Value Fund
65.   Morgan Stanley Dean Witter Value-Added Market Series
66.   Morgan Stanley Dean Witter Variable Investment Series

       (i)      Aggressive Equity Portfolio
       (ii)     Capital Growth Portfolio
       (iii)    Competitive Edge 'Best Ideas' Portfolio
       (iv)     Dividend Growth Portfolio
       (v)      Equity Portfolio
       (vi)     European Growth Portfolio
       (vii)    Global Dividend Growth Portfolio
       (viii)   High Yield Portfolio
       (ix)     Income Builder Portfolio
       (x)      Money Market Portfolio
       (xi)     Quality Income Plus Portfolio

       (xii)    Pacific Growth Portfolio
       (xiii)   S&P 500 Index Portfolio
       (xiv)    Short-Term Bond Portfolio
       (xv)     Strategist Portfolio
       (xvi)    Utilities Portfolio

67.   Morgan Stanley Dean Witter World Wide Income Trust
68.   Morgan Stanley Dean Witter Worldwide High Income Fund
                         CLOSED-END FUNDS
69.   Morgan Stanley Dean Witter High Income Advantage Trust
70.   Morgan Stanley Dean Witter High Income Advantage Trust II
71.   Morgan Stanley Dean Witter High Income Advantage Trust III
72.   Morgan Stanley Dean Witter Income Securities Inc.
73.   Morgan Stanley Dean Witter Government Income Trust
74.   Morgan Stanley Dean Witter Insured Municipal Bond Trust
75.   Morgan Stanley Dean Witter Insured Municipal Trust
76.   Morgan Stanley Dean Witter Insured Municipal Income Trust
77.   Morgan Stanley Dean Witter California Insured Municipal
      Income Trust
78.   Morgan Stanley Dean Witter Insured Municipal Securities
79.   Morgan Stanley Dean Witter Insured California Municipal
      Securities
80.   Morgan Stanley Dean Witter Quality Municipal Investment
      Trust
81.   Morgan Stanley Dean Witter Quality Municipal Income Trust
82.   Morgan Stanley Dean Witter Quality Municipal Securities
83.   Morgan Stanley Dean Witter California Quality Municipal
      Securities
84.   Morgan Stanley Dean Witter New York Quality Municipal
      Securities

                                                                      SCHEDULE B

                MORGAN STANLEY DEAN WITTER SERVICES COMPANY INC.

                        SCHEDULE OF ADMINISTRATIVE FEES
                         AS AMENDED AS OF JUNE 25, 1999

     Monthly compensation calculated daily by applying the following annual rates to a fund's daily net assets:

FIXED INCOME FUNDS

Morgan Stanley Dean Witter
  Balanced Income Fund             0.060% of the daily net assets.

Morgan Stanley Dean Witter
  California Tax-Free Income
  Fund 0.055% of the portion of the daily net assets not exceeding $500 million; 0.0525% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.050% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.0475% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.045% of the portion of the daily net assets exceeding $1.25 billion.

Morgan Stanley Dean Witter
  Convertible Securities Trust     0.060% of the portion of the daily net assets
                                   not exceeding $750 million; 0.055% of the portion of the daily net assets exceeding
                                   $750 million but not exceeding $1 billion;
                                   0.050% of the portion of the daily net assets of the exceeding $1 billion but not exceeding
                                   $1.5 billion; 0.0475% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.045% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.0425% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter
  Diversified Income Trust         0.040% of the daily net assets.

Morgan Stanley Dean Witter
  Federal Securities Trust         0.055% of the portion of the daily net assets
                                   not exceeding $1 billion; 0.0525% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
                                   0.050% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.0475% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.045% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.0425% of the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.040% of the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.0375% of the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.035% of the portion of the daily net assets exceeding $12.5 billion.

Morgan Stanley Dean Witter
Hawaii Municipal Trust             0.035% of the daily net assets.

Morgan Stanley Dean Witter High
  Yield Securities Inc.            0.050% of the portion of the daily net assets
                                   not exceeding $500 million; 0.0425% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $750 million;
                                   0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not
                                   exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.0325% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.030% of the portion of daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter
  Intermediate Income
  Securities                       0.060% of the portion of the daily net assets
                                   not exceeding $500 million; 0.050% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $750 million;
                                   0.040% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and 0.030% of the portion of the daily net assets exceeding $1 billion.

Morgan Stanley Dean Witter
  Limited Term Municipal Trust     0.050% of the daily net assets.

Morgan Stanley Dean Witter
  Multi-State Municipal Series
  Trust
  (10 Series)                      0.035% of the daily net assets.

Morgan Stanley Dean Witter
  New York Tax-Free Income Fund    0.055% of the portion of the daily net assets
                                   not exceeding $500 million; and 0.0525% of the portion of the daily net assets exceeding
                                   $500 million.

Morgan Stanley Dean Witter
  North American Government
  Income Trust                     0.039% of the portion of the daily net assets
                                   not exceeding $3 billion; and 0.036% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter
  Select Dimensions Investment
  Series--Diversified Income
  Portfolio                        0.040% of the daily net assets.

  North American Government
  Securities Portfolio             0.039% of the daily net assets.

Morgan Stanley Dean Witter
  Select Municipal Reinvestment
  Fund                             0.050% of the daily net assets.

Morgan Stanley Dean Witter
  Short-Term Bond Fund             0.070% of the daily net assets.

Morgan Stanley Dean Witter
  Short-Term U.S. Treasury
  Trust                            0.035% of the daily net assets.

Morgan Stanley Dean Witter
  Tax-Exempt Securities Trust      0.050% of the portion of the daily net assets
                                   not exceeding $500 million; 0.0425% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $750 million;
                                   0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not
                                   exceeding $1 billion; and 0.035% of the
                                   portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion;
                                   .0325% of the portion of the daily net assets exceeding $1.25 billion.

Morgan Stanley Dean Witter
  U.S. Government Securities
  Trust 0.050% of the portion of the daily net assets not exceeding $1 billion; 0.0475% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.045% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.0425% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.040% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.0375% of the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.035% of the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.0325% of the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.030% of the portion of the daily net assets exceeding $12.5 billion.

Morgan Stanley Dean Witter
  Variable Investment Series--
  High Yield Portfolio             0.050% of the portion of the daily net assets
                                   not exceeding $500 million; and 0.0425% of the daily net assets exceeding $500 million.

  Quality Income Plus Portfolio    0.050% of the portion of the daily the net
                                   assets up to $500 million; and 0.045% of the portion of the daily net assets exceeds $500 million.

  Short-Term Bond Portfolio        0.045% of the daily net assets.

Morgan Stanley Dean Witter
  World Wide Income Trust          0.075% of the portion of the daily net assets
                                   up to $250 million; 0.060% of the portion of the daily net assets exceeding $250 million but not exceeding $500 million; 0.050% of the portion of the daily net assets of the exceeding $500 million but not exceeding $750 million; 0.040% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and 0.030% of the portion of the daily net assets exceeding $1 billion.

Morgan Stanley Dean Witter
  Worldwide High Income Fund       0.060% of the daily net assets.

EQUITY FUNDS

Morgan Stanley Dean Witter
  Aggressive Equity Fund           0.075% of the daily net assets.

Morgan Stanley Dean Witter
  American Opportunities Fund      0.0625% of the portion of the daily net
                                   assets not exceeding $250 million; 0.050% of the portion of the daily net assets exceeding
                                   $250 million but not exceeding $2.25 billion;
                                   0.0475% of the portion of the daily net
                                   assets exceeding $2.25 billion but not
                                   exceeding $3.5 billion; 0.0450% of the
                                   portion of the daily net assets exceeding
                                   $3.5 billion but not exceeding $4.5 billion;
                                   and 0.0425% of the portion of the daily net assets exceeding $4.5 billion.

Morgan Stanley Dean Witter
  Balanced Growth Fund             0.060% of the portion of the daily net assets
                                   not exceeding $500 million; and 0.0575% of the portion of the daily net assets exceeding
                                   $500 million.

Morgan Stanley Dean Witter
  Capital Growth Securities        0.065% of the portion of the daily net assets
                                   not exceeding $500 million; 0.055% of the portion exceeding $500 million but not exceeding $1 billion; 0.050% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.0475% of the portion of the daily net assets exceeding $1.5 billion.

Morgan Stanley Dean Witter
  Competitive Edge Fund,
  "Best Ideas" Portfolio           0.065% of the portion of the daily net assets
                                   not exceeding $1.5 billion; and 0.0625% of the portion of the daily net assets exceeding
                                   $1.5 billion.

Morgan Stanley Dean Witter
  Developing Growth
  Securities Trust                 0.050% of the portion of the daily net assets
                                   not exceeding $500 million; and 0.0475% of the portion of the daily net assets exceeding
                                   $500 million.

Morgan Stanley Dean Witter
  Dividend Growth Securities
  Inc. 0.0625% of the portion of the daily net assets not exceeding $250 million; 0.050% of the portion of the daily net assets exceeding $250 million but not exceeding $1 billion; 0.0475% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.045% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; 0.0425% of the portion of the daily net assets exceeding $3 billion but not exceeding $4 billion; 0.040% of the portion of the daily net assets exceeding $4 billion but not exceeding $5 billion; 0.0375% of the portion of the daily net assets exceeding $5 billion but not exceeding $6 billion; 0.035% of the portion of the daily net assets exceeding $6 billion but not exceeding $8 billion; 0.0325% of the portion of the daily net assets exceeding $8 billion but not exceeding $10 billion; 0.030% of the portion of the daily net assets exceeding $10 billion but not exceeding $15 billion; and 0.0275% of the portion of the daily net assets exceeding $15 billion.

Morgan Stanley Dean Witter
  Equity Fund                      0.051% of the daily net assets.

Morgan Stanley Dean Witter
  European Growth Fund Inc.        0.057% of the portion of the daily net assets
                                   not exceeding $500 million; 0.054% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $2 billion;
                                   and 0.051% of the portion of the daily net assets exceeding $2 billion.

Morgan Stanley Dean Witter
  Financial Services Trust         0.075% of the portion of the daily net assets
                                   not exceeding $500 million; and 0.0725% of the portion of the daily net assets exceeding
                                   $500 million.

Morgan Stanley Dean Witter Fund
  of Funds --
  Domestic Portfolio               None

  International Portfolio          None

Morgan Stanley Dean Witter
  Global Dividend Growth
  Securities                       0.075% of the portion of the daily net assets
                                   not exceeding $1 billion; 0.0725% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
                                   0.070% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.0675% of the portion of the daily net assets exceeding
                                   $2.5 billion but not exceeding $3.5 billion;
                                   0.0650% of the portion of the daily net
                                   assets exceeding $3.5 billion but not
                                   exceeding $4.5 billion; and 0.0625% of the portion of the daily net assets exceeding
                                   $4.5 billion.

Morgan Stanley Dean Witter
Global Utilities Fund              0.065% of the portion of the daily net assets
                                   not exceeding $500 million; 0.0625% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $1 billion;
                                   and 0.060% of the portion of the daily net assets exceeding $1 billion.

Morgan Stanley Dean Witter
  Growth Fund                      0.048% of the portion of daily net assets not
                                   exceeding $750 million; 0.045% of the portion of daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.042% of the portion of daily net assets exceeding
                                   $1.5 billion.

Morgan Stanley Dean Witter
Health Sciences Trust              0.10% of the portion of daily net assets not
                                   exceeding $500 million; and 0.095% of the portion of daily net assets exceeding $500 million.

Morgan Stanley Dean Witter
  Income Builder Fund              0.075% of the portion of the net assets not
                                   exceeding $500 million; and 0.0725% of the portion of daily net assets exceeding $500 million.

Morgan Stanley Dean Witter
  Information Fund                 0.075% of the portion of the daily net assets
                                   not exceeding $500 million; and 0.0725% of the portion of the daily net assets exceeding
                                   $500 million.

Morgan Stanley Dean Witter
  International Fund               0.060% of the daily net assets.

Morgan Stanley Dean Witter
  International SmallCap Fund      0.069% of the daily net assets.

Morgan Stanley Dean Witter
  Japan Fund                       0.057% of the daily net assets.

Morgan Stanley Dean Witter
  Latin American Growth Fund       0.075% of the portion of the daily net assets
                                   not exceeding $500 million; and 0.0725% of the portion of the daily net assets exceeding
                                   $500 million.

Morgan Stanley Dean Witter
  Managers Focus Fund              0.0625% of the daily net assets.

Morgan Stanley Dean Witter
  Market Leader Trust              0.075% of the daily net assets.

Morgan Stanley Dean Witter
  Mid-Cap Dividend
  Growth Securities                0.075 of the daily net assets.

Morgan Stanley Dean Witter
  Mid-Cap
  Equity Trust                     0.035% of the portion of the daily net assets
                                   not exceeding $500 million; and 0.0325% of the portion of the daily net assets exceeding
                                   $500 million.

Morgan Stanley Dean Witter
  Natural Resources Development
  Securities Inc.                  0.0625% of the portion of the daily net
                                   assets not exceeding $250 million and 0.050% of the portion of the daily net assets exceeding $250 million.

Morgan Stanley Dean Witter
  Pacific Growth Fund Inc.         0.057% of the portion of the daily net assets
                                   not exceeding $1 billion; 0.054% of the
                                   portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.051% of the portion of the daily net assets exceeding $2 billion.

Morgan Stanley Dean Witter
  Precious Metals and
  Minerals Trust                   0.080% of the daily net assets.

Morgan Stanley Dean Witter Real
  Estate Fund                      0.060% of the daily net assets.

Morgan Stanley Dean Witter
  Select Dimensions Investment
  Series--American Opportunities
  Portfolio                        0.0625% of the portion of the daily net
                                   assets not exceeding $500 million; and 0.060% of the portion of the daily net assets exceeding $500 million.

  Balanced Growth Portfolio        0.065% of the daily net assets.

  Developing Growth Portfolio      0.050% of the daily net assets.

  Dividend Growth Portfolio        0.0625% of the portion of the daily net
                                   assets not exceeding $500 million; 0.050% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $1 billion;
                                   and 0.0475% of the portion of the daily net assets exceeding $1 billion.

  Emerging Markets Portfolio       0.075% of the daily net assets.

  Global Equity Portfolio          0.10% of the daily net assets.

  Growth Portfolio                 0.048% of the daily net assets.

  Mid-Cap Growth Portfolio         0.075% of the daily net assets.

  Utilities Portfolio              0.065% of the daily net assets.

  Value-Added Market Portfolio     0.050% of the daily net assets.

Morgan Stanley Dean Witter
  Small Cap Growth Fund            0.060% of the daily net assets.

Morgan Stanley Dean Witter
  Special Value Fund               0.075% of the portion of the daily net assets
                                   not exceeding $500 million; and 0.0725% of the portion of daily net assets exceeding
                                   $500 million.

Morgan Stanley Dean Witter
  Strategist Fund                  0.060% of the portion of the daily net assets
                                   not exceeding $500 million; 0.055% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $1 billion;
                                   0.050% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.0475% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.0 billion; and 0.045% of the portion of the daily net assets exceeding
                                   $2.0 billion.

Morgan Stanley Dean Witter
  S&P 500 Index Fund               0.040% of the portion of the daily net assets
                                   not exceeding $1.5 billion; 0.0375% of the portion of daily net assets exceeding $1.5 billion but not exceeding $3 billion; and 0.035% of the portion of daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter
  S&P 500 Select Fund              0.060% of the daily net assets.

Morgan Stanley Dean Witter
  Return Trust                     0.045% of the daily net assets.

Morgan Stanley Dean Witter
  Utilities Fund                   0.065% of the portion of the daily net assets
                                   not exceeding $500 million; 0.055% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $1 billion;
                                   0.0525% of the portion of the daily net
                                   assets exceeding $1 billion but not exceeding
                                   $1.5 billion; 0.050% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.0475% of the portion of the daily net assets exceeding
                                   $2.5 billion but not exceeding $3.5 billion;
                                   0.045% of the portion of the daily net assets exceeding $3.5 but not exceeding $5 billion;
                                   and 0.0425% of the daily net assets exceeding
                                   $5 billion.

Morgan Stanley Dean Witter
  Value Fund                       0.060% of the daily net assets.

Morgan Stanley Dean Witter
  Value-Added Market Series        0.050% of the portion of the daily net assets
                                   not exceeding $500 million; 0.45% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $1 billion;
                                   0.0425% of the portion of the daily net
                                   assets exceeding $1.0 billion but not
                                   exceeding $2.0 billion; and 0.040% of the portion of the daily net assets exceeding $2 billion.

Morgan Stanley Dean Witter
  Variable Investment Series--
  Aggressive Equity Portfolio
                                   0.075% of the daily net assets.

  Capital Growth Portfolio         0.065% of the daily net assets.

  Competitive Edge "Best Ideas"
  Portfolio                        0.065% of the daily net assets.

  Dividend Growth Portfolio        0.0625% of the portion of the daily net
                                   assets not exceeding $500 million; 0.050% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $1 billion;
                                   0.0475% of the portion of the daily net
                                   assets exceeding $1.0 billion but not
                                   exceeding $2.0 billion; 0.045% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.0425% of the portion of the daily net assets exceeding
                                   $3 billion.

  Equity Portfolio                 0.050% of the portion of the daily net assets
                                   not exceeding $1 billion; and 0.0475% of the portion of the daily net assets exceeding $1 billion.

  European Growth Portfolio        0.057% of the portion of the daily net assets
                                   not exceeding $500 million; and 0.054% of the portion of the daily net assets exceeding
                                   $500 million.

  Global Dividend Growth
  Portfolio                        0.075% of the portion of the daily net assets
                                   not exceeding $1 billion; and 0.0725% of the portion of daily net assets exceeding $1 billion.

  Income Builder Portfolio         0.075% of the daily net assets.

  Pacific Growth Portfolio         0.057% of the daily net assets.

  S&P 500 Index Portfolio          0.040% of the daily net assets.

  Strategist Portfolio             0.050% of the portion of the daily net assets
                                   not exceeding $1.5 billion; and 0.0475% of the portion of the daily net assets exceeding
                                   $1.5 billion.

  Utilities Portfolio              0.065% of the portion of the daily net assets
                                   not exceeding $500 million; 0.055% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $1 billion;
                                   and 0.0525% of the portion of the daily net assets exceeding $1 billion.

MONEY MARKET FUNDS

Active Assets Trust:
  (1) Active Assets Tax-Free
      Trust
  (2) Active Assets California
      Tax-Free Trust
  (3) Active Assets Government
      Securities Trust             0.050% of the portion of the daily net assets
                                   not exceeding $500 million; 0.0425% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $750 million;
                                   0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not
                                   exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.0325% of the portion of the daily net assets exceeding
                                   $1.5 billion but not exceeding $2 billion;
                                   0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding
                                   Trust $3 billion.

  (4) Active Assets Money Trust    0.050% of the portion of the daily net assets
                                   not exceeding $500 million; 0.0425% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $750 million;
                                   0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not
                                   exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.0325% of the portion of the daily net assets exceeding
                                   $1.5 billion but not exceeding $2 billion;
                                   0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; 0.025% of the portion of the daily net assets exceeding $3 billion but not exceeding $15 billion; 0.0249% of the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; and 0.0248% of the portion of the daily net assets exceeding $17.5 billion.

Morgan Stanley Dean Witter
  California Tax-Free Daily
  Income Trust                     0.050% of the portion of the daily net assets
                                   not exceeding $500 million; 0.0425% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $750 million;

                                   0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not
                                   exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter
  Liquid Asset Fund Inc.           0.050% of the portion of the daily net assets
                                   not exceeding $500 million; 0.0425% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $750 million;
                                   0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not
                                   exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.35 billion; 0.0325% of the portion of the daily net assets exceeding
                                   $1.35 billion but not exceeding $1.75
                                   billion; 0.030% of the portion of the daily net assets exceeding $1.75 billion but not exceeding $2.15 billion; 0.0275% of the portion of the daily net assets exceeding
                                   $2.15 billion but not exceeding $2.5 billion;
                                   0.025% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $15 billion; 0.0249% of the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; and 0.0248% of the portion of the daily net assets exceeding
                                   $17.5 billion.

Morgan Stanley Dean Witter
  New York Municipal Money
  Market Trust                     0.050% of the portion of the daily net assets
                                   not exceeding $500 million; 0.0425% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $750 million;
                                   0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not
                                   exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.0325% of the portion of the daily net assets exceeding
                                   $1.5 billion but not exceeding $2 billion;
                                   0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter
  Select Dimensions Investment
  Series--Money Market Portfolio   0.050% of the daily net assets.

  Morgan Stanley Dean Witter
  Tax-Free Daily Income Trust      0.050% of the portion of the daily net assets
                                   not exceeding $500 million; 0.0425% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $750 million;
                                   0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not
                                   exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.0325% of the portion of the daily net assets exceeding
                                   $1.5 billion but not exceeding $2
                                   billion; 0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding
                                   $2.5 billion but not exceeding $3 billion;
                                   and 0.025% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter U.S.
  Government Money Market Trust    0.050% of the portion of the daily net assets
                                   not exceeding $500 million; 0.0425% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $750 million;
                                   0.0375% of the portion of the daily net
                                   assets exceeding $750 million but not
                                   exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.0325% of the portion of the daily net assets exceeding
                                   $1.5 billion but not exceeding $2 billion;
                                   0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Dean Witter
  Variable Investment Series--
  Money Market Portfolio           0.050% of the portion of the daily net assets
                                   not exceeding $500 million; 0.0425% of the portion of the daily net assets exceeding
                                   $500 million but not exceeding $750 million;
                                   and 0.0375% of the portion of the daily net assets exceeding $750 million.

     Monthly compensation calculated weekly by applying the following annual rates to a fund's weekly net assets:

CLOSED-END FUNDS

Morgan Stanley Dean Witter
  Government Income Trust          0.060% of the average weekly net assets.

Morgan Stanley Dean Witter
  High Income Advantage Trust      0.075% of the portion of the average weekly
                                   net assets not exceeding $250 million; 0.060% of the portion of average weekly net assets exceeding $250 million and not exceeding $500 million; 0.050% of the portion of average weekly net assets exceeding $500 million and not exceeding $750 million; 0.040% of the portion of average weekly net assets exceeding $750 million and not exceeding $1 billion; and 0.030% of the portion of average weekly net assets exceeding $1 billion.

Morgan Stanley Dean Witter
  High Income Advantage Trust
  II 0.075% of the portion of the average weekly net assets not exceeding $250 million; 0.060% of the portion of average weekly net assets exceeding $250 million and not exceeding $500 million; 0.050% of the portion of average weekly net assets exceeding $500 million and not exceeding $750 million; 0.040% of the portion of average weekly net assets exceeding $750 million and not exceeding $1 billion; and 0.030% of the portion of average weekly net assets exceeding $1 billion.

Morgan Stanley Dean Witter
  High Income Advantage Trust
  III 0.075% of the portion of the average weekly net assets not exceeding $250 million; 0.060% of the portion of average weekly net assets exceeding $250 million and not exceeding $500 million; 0.050% of the portion of average weekly net assets exceeding $500 million and not exceeding $750 million; 0.040% of the portion of the average weekly net assets exceeding $750 million and not exceeding $1 billion; and 0.030% of the portion of average weekly net assets exceeding $1 billion.

Morgan Stanley Dean Witter
  Income Securities Inc.           0.050% of the average weekly net assets.

Morgan Stanley Dean Witter
  Insured Municipal Bond Trust     0.035% of the average weekly net assets.

Morgan Stanley Dean Witter
  Insured Municipal Trust          0.035% of the average weekly net assets.

Morgan Stanley Dean Witter
  Insured Municipal Income
  Trust                            0.035% of the average weekly net assets.

Morgan Stanley Dean Witter
  California Insured Municipal
  Income Trust                     0.035% of the average weekly net assets.

Morgan Stanley Dean Witter
  Quality Municipal Investment
  Trust                            0.035% of the average weekly net assets.

Morgan Stanley Dean Witter
  New York Quality Municipal
  Securities                       0.035% of the average weekly net assets.

Morgan Stanley Dean Witter
  Quality Municipal Income
  Trust                            0.035% of the average weekly net assets.

Morgan Stanley Dean Witter
  Quality Municipal Securities     0.035% of the average weekly net assets.

Morgan Stanley Dean Witter
  California Quality Municipal
  Securities                       0.035% of the average weekly net assets.

Morgan Stanley Dean Witter
  Insured Municipal Securities     0.035% of the average weekly net assets.

Morgan Stanley Dean Witter
  Insured California Municipal
  Securities                       0.035% of the average weekly net assets.